Exhibit 10.1

PROVINCE OF BRITISH COLUMBIA	Ministry of Mines, Energy and Minerals
Division-Mineral Titles Branch

RECORD OF 2 POST CLAIM - MINERAL TENURE ACT

GREENWOOD	407536
Mining Division	Tenure No.
/s/ BD Henry	January 8, 2004
Gold Commissioner	Date of Record

APPLICATION TO RECORD A 2 POST CLAIM

I, Gerald Gallissant, Name of Locator, 783 MacCleave Ave, Penticton, British Columbia, V2A 3C4, (250) 492-2959, Client Number 109141, Agent for Sergei Stetsenko, 704 - 1155 Beach Street, Vancouver, British Columbia, V6E 1V2, (604) 605-0885, Client Number 136729, hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map No. 82E 025, in the Greenwood Mining Division.

ACCESS

Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

The IP is located 1300m west of the confluence of the Kelly and West Kettle Rivers. Access was gained by driving up Kelly River Road for approximately 5km.

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1)" to the post and impressed this information on the tag:

TAG NO. 723607 M INITIAL POST (No. 1)

CLAIM NAME	COLBY 1
LOCATOR	Gerald Gallissant
AGENT FOR	Sergei Stetsenko
DATE COMMENCED	January 8, 2004
TIME COMMENCED	11:16 am
DIR. TO F.P.	270 degrees
METERS TO RIGHT	0 meters
METERS TO LEFT	500 meters

"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.

I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post) and impressed this information on the tag:

TAG NO. 723607 M FINAL POST (No. 2)

CLAIM NAME	COLBY 1
LOCATOR	Gerald Gallissant
AGENT FOR	Sergei Stetsenko
DIST. FROM I.P.	500 meters
DATE COMPLETED	January 8, 2004
TIME COMPLETED	12:20 pm

If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written on the witness post:_______ degrees, _______ meters.

ACKNOWLEDGMENTS

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when located this claim, and this information is true and correct.

/s/ Gerald Gallissant	[FILE STAMP]
Signature of Locator